HIT’s Lesyllee White and Emily Johnstone Published in NCPERS’ PERSist

AFL-CIO Housing Investment Trust (HIT) Executive Vice Presidents Lesyllee White and Emily Johnstone wrote an article in the Summer 2018 Volume of the National Conference on Public Employee Retirement Systems (NCPERS) publication PERSist. NCPERS is a non-profit membership organization of over 500 public pension funds in the US and Canada representing $3 trillion in pension assets for 21 million public employees. The article, “Public Pension Plans: Expanding the Return Box to Positively Impact Communities,” provides insight into how public pension plans are able to impact their members through impact investing.

“Effective impact investing might mean prioritizing investments that seek to meet return expectations, while creating jobs and economic activity that add to the state or local municipality’s tax base. This can help support the long-term health of members’ pensions. With cities and states under increasing pressure as the percentage of their budget attributed to pension costs continues to increase, local investments can help.”

The article by Ms. White and Ms. Johnstone highlights how the five public pension funds of the New York City Retirement Systems (NYCRS) use an Economically Targeted Investment program to support affordable and workforce housing in the five boroughs where its members live and work.

“Economically Targeted investments bolster our pension system while adding social benefits for the men and women who built our city. Since inception, by investing with groups like AFL-CIO HIT, the pensions have been able, not only, to achieve competitive risk-adjusted returns, but also to finance more than 100,000 units of affordable housing and thousands of good jobs for New Yorkers in need,” says New York City Comptroller Scott Stringer, on the impact of the HIT’s investments.

To read the article in full download PERSist Summer 2018 Volume 31 here.

Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.